RiverNorth Marketplace Lending Corporation
 (Ticker Symbol: RMPLX)

March 21, 2019

Supplement to the Prospectus dated October 29, 2018

Board Decision to Proceed with NYSE Listing of the Fund’s Common Shares

The Board of Directors (the "Board") of RiverNorth Marketplace Lending Corporation (the “Fund”) has approved the listing of the Fund as an exchange-traded interval fund.  The Board believes that the Fund becoming an exchange-traded fund will increase shareholder liquidity and reduce the Fund’s operating expenses.  Importantly, the Board determined to retain the Fund’s quarterly tender offers made pursuant to Rule 23c-3 of the Investment Company Act of 1940.

Subject to listing approval by the New York Stock Exchange (NYSE), and resolution of other operational matters, trading on the NYSE is expected to commence sometime in the second quarter of 2019.  Additional details will be made available to shareholders once a definitive date for listing on the NYSE is determined.

The Board’s decision to approve the listing of the Fund’s common shares does not involve the Fund’s preferred shares which are already traded on the NYSE.

***********

This Supplement, the Prospectus and the Statement of Additional Information, both dated October 29, 2018 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-844-569-4750.